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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported)
                                February 25, 2004



                   CAREY INSTITUTIONAL PROPERTIES INCORPORATED
                   -------------------------------------------
             (Exact name of registrant as specified in its charter)



      MARYLAND                         0-20016                  13-3602400
-----------------------        --------------------            --------------
(State of Organization)        (Commission File No.)           (IRS Employer
                                                               Identification
                                                               Number)




                         50 Rockefeller Plaza, 2nd Floor
                               New York, NY 10020
                               ------------------
                    (Address of principal executive offices)


                                 (212) 492-1100
                                 --------------
              (Registrant's telephone number, including area code)


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits
         ------------------------------------------------------------------



(c)  Exhibits

99.1 Text of response to mini-tender offer on Schedule 14D-9 filed with the Commission on February 12, 2004.


Item 9.  Regulation FD Disclosure
         ------------------------
The registrant amended its response to a mini-tender offer on Schedule 14D-9 by filing such response with the Securities and Exchange Commission on February 25, 2004. The revised response is attached hereto as Exhibit 99.1.


SIGNATURES

     Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                   CAREY INSTITUTIONAL PROPERTIES INCORPORATED



                                                  By:/s/  Gordon F. DuGan
                                                     --------------------
                                                          Gordon F. DuGan





Date:  February 25, 2004